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                                                                   Exhibit 10.45

                   FIRST AMENDMENT TO SECURED PROMISSORY NOTE

     This First Amendment to Secured Promissory Note dated August 3, 2001 in the original principal amount of $500,000 executed by Doros Platika (the "Obligor") on behalf of Curis, Inc. (the "Creditor") (the "Promissory Note") is executed by the Obligor and Creditor as of the 31st day of December, 2001 (this "Amendment").

     WHEREAS, the Promissory Note is secured by a Pledge Agreement dated August 3, 2001 (the "Pledge Agreement") executed by the Obligor in favor of the Creditor;

     WHEREAS, the Creditor has agreed to extend the maturity date of the Promissory Note from December 31, 2001 to December 31, 2002; and

     WHEREAS, except for the foregoing extension, the parties wish to confirm the continuation in full force and effect of all of the terms and conditions of the Promissory Note and the Pledge Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree and confirm as follows:

     1. Amendment to Promissory Note. The Promissory Note is hereby amended by extending the maturity date in the first paragraph thereof from December 31, 2001 to December 31, 2002. Interest on the unpaid principal balance of the Promissory Note shall continue to accrue and be payable as set forth therein until all amounts outstanding under the Promissory Note have been paid in full.

     2. Continuation of Promissory Note and Pledge Agreement. Except for the extension of the maturity date of the Promissory Note, as set forth in paragraph 1 above, all of the terms and conditions of the Promissory Note and Pledge Agreement shall continue in full force and effect, unaffected by this Amendment.

     3. Governing Law. This Amendment shall be governed by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Obligor:

                                     /s/ Doros Platika
                                     ---------------------------
                                     Doros Platika

                                     Creditor:
                                     Curis, Inc.

                                     By:/s/ Daniel Passeri
                                        ------------------------
                                        Daniel Passeri